The Gabelli U.S. Treasury Money Market Fund

A Portfolio of The Gabelli Money Market Funds

SUMMARY PROSPECTUS January 28, 2022

Class AAA (GABXX), A (GBAXX), C (GBCXX)

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information (“SAI”), which contain more information about the Fund and its risks. You can find the Fund’s Prospectus and SAI and other information about the Fund online at www.gabelli.com. You can also get this information at no cost by calling 800-422-3554 or by sending an email request to info@gabelli.com. The Fund’s Prospectus and SAI, both dated January 28, 2022, are incorporated by reference into this Summary Prospectus.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (https://gabelli.com/), and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. To elect to receive all future reports on paper free of charge, please contact your financial intermediary, or, if you invest directly with the Fund, you may call 800-422-3554 or send an email request to info@gabelli.com. Your election to receive reports on paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the fund complex if you invest directly with the Fund.

Investment Objective

The Fund seeks to provide high current income consistent with the preservation of principal and liquidity.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold Class AAA, Class A, or Class C shares of the Fund. You may also incur usual and customary brokerage commissions and other charges when buying and selling shares that are not reflected in the fee table and expense example below.

	Class AAA Shares	Class A Shares	Class C Shares
Shareholder Fees
(fees paid directly from your investment):
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of redemption or offering price, whichever is lower)	None	1.00%	1.00%
Maximum Sales Charge (Load) Imposed on Reinvested Dividends (as a percentage of amount invested)	None	None	None
Redemption Fees	$5.00	$5.00	$5.00
Exchange Fee	None	None	None
Account Closeout Fee	$5.00	$5.00	$5.00

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.08%	0.08%	0.08%

Total Annual Fund Operating Expenses	0.08%	0.08%	0.08%

Expense Example

This example is intended to help you compare the cost of investing in shares of the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that you pay the maximum contingent deferred sales charge (you had exchanged into the Fund when you were still subject to a deferred sales charge (for Class C shares only)), and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$13	$31	$50	$108
Class A Shares	$13	$31	$50	$108
Class C Shares	$113	$31	$50	$108

You would pay the following expenses if you did not redeem your shares of the Fund:

	1 Year	3 Years	5 Years	10 Years
Class AAA Shares	$8	$26	$45	$103
Class A Shares	$8	$26	$45	$103
Class C Shares	$8	$26	$45	$103

Principal Investment Strategies

Under normal market conditions, the Fund invests at least 99.5% of its total assets in cash, U.S. Treasury obligations, including U.S. Treasury bills, U.S. Treasury notes, U.S. Treasury bonds, and U.S. Treasury strips (“U.S. Treasury Obligations”), and repurchase agreements that are collateralized fully by such obligations or cash and at least 80% of its net assets in U.S. Treasury Obligations and repurchase agreements that are collateralized fully by such obligations. Currently, the Fund invests exclusively in such U.S. Treasury Obligations.

The Fund is a money market fund managed to meet the requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”). Within these requirements, the Fund will seek to maintain a net asset value of $1.00 per share. Other requirements pertain to the maturity, liquidity, and credit quality of the securities in which the Fund may invest. The Fund will only invest in securities which have, or are deemed to have, a remaining maturity of 397 days or less. In addition, the dollar-weighted average maturity for all securities contained in the Fund is required to be sixty days or less. The Fund will also limit its dollar-weighted average life (portfolio maturity measured without reference to any maturity shortening provisions of adjustable rate securities by reference to their interest rate reset date) to 120 days.

The Fund qualifies as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the 1940 Act. “Government money market funds” are required to invest at least 99.5% of their total assets in (i) cash, (ii) securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities and/or (iii) repurchase agreements that are collateralized fully, and are exempt from requirements that permit money market funds to impose a liquidity fee and/or temporary redemption gates. While the Fund’s Board may elect to subject the Fund to liquidity fee and gate requirements in the future, it has elected not to do so at this time.

The Manager may consider the following factors when buying and selling securities for the Fund: (i) portfolio liquidity and (ii) redemption requests.

Principal Risks

You may want to invest in the Fund if:

•	you desire a fund with lower expenses than the average U.S. Treasury money market fund
•	you seek stability of principal more than growth of capital or high current income

•	you seek income free from state and local taxes
•	you intend to exchange into other Gabelli sponsored mutual funds

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

The Fund’s yield will fluctuate as the short term securities in its portfolio mature and the proceeds are reinvested in securities with different interest rates. The following are the principal risks that could reduce the Fund’s income level and/or share per price:

•

Coronavirus (“COVID-19”) and Global Health Events.    COVID-19 and concerns about its rapid spread and infections have severely impacted business activity in virtually all economies, markets, and sectors and negatively impacted the value of many financial and other assets. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty. These events could have a significant impact on the Fund’s performance, as well as the performance and viability of issuers in which it invests.

•	Credit Risk. The risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease.

•

Interest Rate Risk.    This risk refers to the decline in the prices of fixed income securities that may accompany a rise in the overall level of interest rates. A sharp and unexpected rise in interest rates could cause a money market fund’s share price to drop below a dollar. A low interest rate environment may prevent the Fund from providing a positive yield or paying Fund expenses out of Fund assets and could impair the Fund’s ability to maintain a stable net asset value. Given the historically low interest rate environment, risks associated with rising rates are heightened.

•

Liquidity Risk.    When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value. In such a market, the value of such securities may fall dramatically, potentially impairing the Fund’s ability to maintain a stable net asset value, even during periods of declining interest rates. Also, during such periods, redemptions by a few large investors in the Fund may impair the Fund’s ability to maintain a stable net asset value.

•

U.S. Treasury Securities Risk.    A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices for such securities are not guaranteed and will fluctuate.

Performance

The bar chart and table that follow provide an indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year, and by showing the Fund’s average annual returns for one year, five years, and ten years. For current 7 day yield information on the Fund, call 800-GABELLI (800-422-3554). As with all mutual funds, the Fund’s past performance does not predict how the Fund will perform in the future. Updated information on the Fund’s results can be obtained by visiting www.gabelli.com.

THE GABELLI U.S. TREASURY MONEY MARKET FUND

(Total Returns for Class AAA Shares for the Years Ended December 31)

During the calendar years shown in the bar chart, the highest return for a quarter was 0.59% (quarter ended June 30, 2019), and the lowest return for a quarter was 0.00% (quarter ended September 30, 2021).

Average Annual Total Returns (for the years ended December 31, 2021)	Past One Year	Past Five Years	Past Ten Years
Class AAA Shares
Return Before Taxes	0.00%	1.04%	0.55%
Class A Shares (commenced operations on November 14, 2008)
Return Before Taxes	0.00%	1.04%	0.55%
Class C Shares (commenced operations on November 14, 2008)
Return Before Taxes	0.00%	1.04%	0.55%

The historical performance of Class AAA Shares is used to calculate performance for Class A and Class C shares prior to their issuance. All classes of the Fund would have substantially similar annual returns because the shares are invested in the same portfolio of securities and the annual returns would differ only to the extent that the classes do not have the same expenses.

Management

The Manager. Gabelli Funds, LLC

Purchase and Sale of Fund Shares

The minimum initial investment for Class AAA shares must be at least $10,000 ($3,000 for registered shareholders of other mutual funds managed by the Manager or its affiliates). The minimum initial exchange investment requirement for Class A and Class C shares must be at least $3,000. The minimum initial investment is $1,000 for Individual Retirement Accounts, including Roth IRAs and SEP IRAs (collectively, “IRAs”), or Coverdell Education Savings Plans. There is no minimum initial investment in an automatic monthly investment plan. There is no minimum for subsequent investments.

Class A and Class C shares are offered only as an exchange option for shareholders currently holding Class A or Class C shares of another mutual fund managed by the Manager or its affiliates (a “Gabelli Fund”). Class A and Class C shares are not available for direct investment by shareholders.

You can purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open for trading (a “Business Day”). You may purchase or redeem Fund shares by written request via mail (The Gabelli Funds, P.O. Box 219204, Kansas City, MO 64121-9204), by personal delivery or overnight delivery (The Gabelli Funds, c/o DST Asset Manager Solutions, Inc., 430 W 7th Street STE 219204, Kansas City, MO 64105-1407), Internet, bank wire, or Automated Clearing House (“ACH”) system. You may also purchase Fund shares by telephone, if you have an existing account with banking instructions on file, or redeem at 800-GABELLI (800-422-3554). Fund shares held in an IRA may not be redeemed through the telephone or Internet.

Fund shares can also be purchased or sold through a broker-dealer or other financial intermediary that has entered into a selling agreement with G.distributors, LLC, the Fund’s distributor and an affiliate of the Manager (“G.distributors” or the “Distributor”).

Tax Information

The Fund expects that distributions will generally be taxable as ordinary income or capital gains to taxable investors.

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